UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
June 20, 2019
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)

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Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.) (State or other jurisdiction of incorporation)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.) (Commission File No.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.) (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
Registrant’s telephone number, including area code: (858) 350-2600
Not Applicable (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange
American Assets Trust, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On June 20, 2019, American Assets Trust, Inc. (the “Company”), through a subsidiary of American Assets Trust, L.P., the Company’s operating partnership, completed the acquisition of La Jolla Commons (the “Property”) for a purchase price of $525 million, less a seller credit of approximately $11.5 million.
The Property consists of two office towers, an entitled development parcel and two parking structures, located in the University Town Center submarket of San Diego, California. The Property’s two office towers total approximately 724,000 square feet. One tower, consisting of approximately 421,000 square feet, is 100% leased to a credit-rated tenant, and the other tower, consisting of approximately 303,000 square feet, is approximately 72% leased. In addition, the Property includes a fully entitled development parcel for an approximately 224,000 square foot building.

Item 7.01	Regulation FD Disclosure.
On June 20, 2019, the Company issued a press release announcing the completion of the acquisition of the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Form 8-K is required to be filed.
(b)    Pro Forma Financial Information
The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Form 8-K is required to be filed.
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by American Assets Trust, Inc. on June 20, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel and Secretary
June 20, 2019
American Assets Trust, L.P. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel and Secretary
June 20, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued by American Assets Trust, Inc. on June 20, 2019.